SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 1999


                              FUELCELL ENERGY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             0-24852                                   06-0853042
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(Commission File Number)                     (IRS Employer Identification No.)


3 Great Pasture Road, Danbury, Connecticut                   06813
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      (Address of principal executive offices)             (Zip Code)


                                 (203)825-6000
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              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.
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         The  Registrant's  Press Release,  dated October 20, 1999 regarding the
declaration   of  a  stock  dividend  is  attached  as  an  Exhibit  hereto  and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibits

                  99       Press Release dated October 20, 1999


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FUELCELL ENERGY, INC.

Date:   October 29, 1999                  By:    /s/ Joseph G. Mahler
                                                 --------------------
                                                  Joseph G. Mahler
                                                  Senior Vice President, CFO
                                                  Treasurer/Corporate Secretary